      Exhibit 10(b)

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use in this Registration Statement on Form N-4 (File No. 333-        , 811-4092) of our report dated March 19, 2003, relating to the consolidated financial statements and financial statement schedules of Protective Life Insurance Company and subsidiaries, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated July 14, 2003, relating to the financial statements of First Variable Annuity Fund E, which appears in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.

/S/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Birmingham, Alabama
January 2, 2004